As filed with the Securities and Exchange Commission on September 27, 2023.

Registration No. 333- 274658

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

(Amendment No. 1)

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	98-0647155
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Suite 200, 1920 Yonge Street

Toronto, Ontario

M4S 3E2

(416) 847-6898

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

C T Corporation System

1015 15th Street N.W., Suite 1000

Washington, D.C., 20005

(416) 847-6898

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gail Farfel, Ph.D. Chief Executive Officer Suite 200, 1920 Yonge Street Toronto, Ontario M4S 3E2 Telephone: (416) 847-6898	Robert E. Puopolo Nicole Daley Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Telephone: (617) 570-1000

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

ProMIS Neurosciences Inc. is hereby filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-274658), originally filed on September 22, 2023 (the “Registration Statement”), as an exhibit-only filing to file a Form of Indenture, filed herewith as Exhibit 4.3, and an updated opinion and consent of McMillan LLP, filed herewith as Exhibits 5.1 and 23.2, respectively (the “Opinion and Consent”). Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the Form of Indenture and the Opinion and Consent filed herewith as Exhibits 4.3, 5.1 and 23.2. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

Exhibit No.	Description of Exhibit
1.1†	Form of Underwriting Agreement.
3.1	Articles (incorporated herein by reference to Exhibit 3.1 to ProMIS’ Form 10 Registration Statement filed June 22, 2022, as amended).
3.1.1	Certificate of Amendment to the Articles dated July 8, 2015 (incorporated herein by reference to Exhibit 3.1.1 to ProMIS’ Form 10 Registration Statement filed June 22, 2022, as amended).
3.1.2	Certificate of Amendment to the Articles dated June 17, 2022 (incorporated herein by reference to Exhibit 3.1.2 to ProMIS’ Form 10 Registration Statement filed June 22, 2022, as amended).
3.1.3	Certificate of Amendment to the Articles dated June 21, 2022 (incorporated herein by reference to Exhibit 3.1.3 to ProMIS’ Form 10 Registration Statement filed June 22, 2022, as amended).
3.1.4	Articles of Continuance dated June 29, 2023 (incorporated herein by reference to Exhibit 3.1 to ProMIS’ Current Report on Form 8-K filed July 14, 2023, as amended).
3.2	Amended and Restated By-law No. 1 (incorporated herein by reference to Exhibit 3.2 to ProMIS’ Current Report on Form 8-K filed July 14, 2023, as amended).
3.3	By-law No. 2 (incorporated herein by reference to Exhibit 3.3 to ProMIS’ Current Report on Form 8-K filed July 14, 2023, as amended).
4.1†	Specimen Preferred Share Certificate.
4.2†	Form of Subscription Receipt Agreement.
4.3*	Form of Trust Indenture
4.4†	Form of Warrant Agreement.
4.5†	Form of Unit Agreement.
5.1*	Opinion of McMillan LLP.
23.1**	Consent of Baker Tilly US, LLP.
23.2	Consent of McMillan LLP (included within Exhibit 5.1 hereto).
24.1**	Power of Attorney (included on the signature page to the initial filing of the Registration Statement).
107**	Filing Fee Table

*   Filed herewith.

** Previously filed as an exhibit to the Registration Statement on Form S-3, filed September 22, 2023.

†   To be filed as an exhibit to a post-effective amendment to this Registration Statement or as an exhibit to a report filed on Form 8-K under the Securities Exchange Act of 1934 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts, on September 27, 2023.

PROMIS NEUROSCIENCES INC.

By:	/s/ Gail Farfel
Name: Gail Farfel, Ph.D.
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Gail Farfel	Director and Chief Executive Officer
	Gail Farfel, Ph.D.	(Principal Executive Officer)	September 27, 2023

By:	/s/ *	Chief Financial Officer
	Daniel Geffken	(Principal Financial Officer)	September 27, 2023

By:	/s/ *	Senior Director of Finance
	Max A. Milbury	(Principal Accounting Officer)	September 27, 2023

By:	/s/ *
	Eugene Williams	Chairman	September 27, 2023

By:	/s/ *
	Maggie Shafmaster	Lead Independent Director	September 27, 2023

By:	/s/ *
	Neil Cashman, M.D.	Director	September 27, 2023

By:	/s/ *
	William Wyman	Director	September 27, 2023

By:	/s/ *
	Patrick Kirwin	Director	September 27, 2023

By:	/s/ *
	Josh Mandel-Brehm	Director	September 27, 2023

By:	/s/ *
	Neil Warma	Director	September 27, 2023

By:	/s/ Gail Farfel	Authorized Representative in the
	Gail Farfel, Ph.D.	United States	September 27, 2023

* By:	/s/ Gail Farfel, Ph.D.
Gail Farfel, Ph.D.,
attorney-in-fact